Confidential Treatment requested by Atlantic Southeast Airlines, Inc., File No.
                                   0-11097


                                        EXHIBIT 10(d)


                          Confidential treatment has been applied for with respect to certain provisions of this Exhibit, which provisions have been omitted from this Exhibit, marked with an asterisk (*) and filed separately with the SEC

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                        [Delta Air Lines Letterhead]

                 AMENDMENT TO THE DELTA CONNECTION AGREEMENT


         This Amendment ("Amendment") dated this 4th day of March, 1992, amends the Delta Connection Agreement ("Agreement") dated July 1, 1986, effective January 1, 1992, between Delta Air Lines, Inc. ("Delta"), whose principal office is located at Hartsfield Atlanta International Airport, Atlanta, Georgia 30320 and Atlantic Southeast Airlines, Inc. ("ASA"), whose principal office is located at 1688 Phoenix Parkway, College Park, Georgia 30349.

         WHEREAS, Delta and ASA have entered into a Delta Connection Agreement and now wish to amend that Agreement;

         NOW, THEREFORE, Delta and ASA agree as follows:

         1. This Amendment amends the above-referenced agreement and, except as expressly modified hereby, the Agreement shall remain in full force and effect and shall govern the performance, obligations and remedies of the parties.

         2.      The following provision replaces Article 3(A) of the
                 Agreement:


                 [*]











         IN WITNESS WHEREOF, the parties have executed this amendment by their undersigned duly authorized representatives.


ATLANTIC SOUTHEAST AIRLINES, INC.          DELTA AIR LINES, INC.


By: /s/ John W. Beiser                     By: /s/ Russ Gariota
    ---------------------                      ----------------------------
    John W. Beiser                             Russ Gariota
    Senior Vice President                      Assistant Vice President
    Sales and Service                          Sales and Marketing Programs